VINEYARD OIL AND GAS COMPANY
10299 West Main Road
North East, Pennsylvania  16428
Telephone:  (814) 725-8742











NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD SATURDAY, AUGUST 28, 1999


TO THE STOCKHOLDER OF VINEYARD OIL AND GAS COMPANY:

     You are hereby notified that the Annual Meeting of Shareholders of Vineyard Oil and Gas Company (the "Company") will be held at the South Shore Inn Route 89, North East, Pennsylvania 16428, on Saturday, August 28,1999,at 10:00 a.m. for the purpose of considering and voting upon the following matters.
     1. The election of two (2) Directors to hold office subject to the provisions of the by-laws for the term of three (3) years ending 2002, or until the election and qualification of their respective successors; and
     2. The ratification of the selection of Gorzynski, Felix and Gloekler, P.C., as the Company's independent auditors for the fiscal year ending December 31, 1999; and
     3. The transaction of such other and further business as may properly come before such meeting, or any adjournment or adjournments thereof.

     By resolution adopted by the Board of Directors, the close of business on July 20,1999, has been fixed as the record date for the meeting of shareholders and only holders of shares of stock of record at that time will be entitled to notice of, and to vote at, the meeting of shareholders or any adjournment or adjournments thereof.

     The Proxy Statement, form of proxy, an envelop for returning the proxy, and the Annual Report of the Company for the fiscal year ending December 31, 1997, are being mailed with this notice of Annual Meeting of Shareholders.

                                       BY ORDER OF THE BOARD OF DIRECTORS
                                       JAMES J. CONCILLA
                                       CHAIRMAN OF THE BOARD

North East, Pennsylvania
July 21,1999


                                   IMPORTANT

REGARDLESS OF WHETHER YOU EXPECT TO ATTEND THIS ANNUAL SHAREHOLDER'S MEETING, PLEASE MARK, DATE, SIGN AND RETURN YOUR PROXY AS PROMPTLY AS POSSIBLE TO ASSURE REPRESENTATION OF YOUR SHARES AND A QUORUM AT THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE
BY WRITTEN NOTICE TO THE CORPORATION OR BY ATTENDING THE MEETING PERSONALLY AND VOTING.

Vineyard Oil & Gas Company
10299 West Main Road
North East, Pennsylvania  16428
Telephone:  (814) 725-8742




P R O X Y   S T A T E M E N T





     The accompanying proxy is solicited by the Board of Directors of Vineyard Oil & Gas Company (the "Company"), for use at the Annual Meeting of Shareholders to be held on August 28,1999 at 10:00 a.m. local time, at the South Shore Inn Route 89, North East, Pennsylvania 16428, or at any adjournments thereof. When the proxy is properly executed and returned to the Company, the shares it represents will be voted at the Annual Meeting in accordance with the directions noted thereon or, if no direction is indicated, such shares will be voted in favor of the proposals set forth in the Notice of Annual Meeting of Shareholders attached hereto. Any shareholder may revoke his or her proxy at any time before it is voted by delivering a later proxy to the Secretary of the Company, at the Company's principal office listed above, or by giving written notice of revocation at the annual meeting or by attending the annual meeting personally and voting. The cost of the solicitation of proxies will be borne by the Company.

     Only shareholders of record at the close of business on July 20,1999, Will be entitled to notice of and to vote at the annual meeting or any Adjournment thereof.

     As of July 16,1999 there were 5,125,562.5 shares of common stock Issued and outstanding. Each outstanding share of common stock is entitled to one vote. None of the shares of common stock held by the Company as treasury shares will be considered present or entitled to vote at the meeting.












RESOLUTION I

ELECTION OF DIRECTORS

     The by-laws of the Company provide for a Board of Directors composed Of seven (7) directors, with directors elected to staggered three (3) year terms, with the term of three directors expiring the next year, the term of two directors expiring the next year, and so on.

     The class of directors whose terms expire in 1999 currently consists Of two directors, Mr.James Concilla and Mr. Jeffrey Buchholz will both stand for re-election at this annual meeting.


     The nominees for the Board of Directors are set forth below. The Proxy holders intend to vote all proxies received by them in the accompanying form for the nominees for directors listed below. In the event any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. As of the date of this proxy statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as director.

     Shareholders shall have cumulative voting rights with respect to the election of directors and there are no conditions precedent to the exercise of the right to cumulate votes for directors. Each share of common stock is entitled to cast three (3) votes for the election of directors for a three (3) year term. A shareholder may cast all votes for one (1) candidate, or split its votes in any way the shareholder sees fit.

NOMINEES TO THE BOARD OF DIRECTORS - THREE YEAR TERMS


                                                       Class and Year
                           Principal        Director   in Which Term
    Name                  Occupation         Since       Will Expire
    Age


James J. Concilla(1)       President,         1978          2002
62                         and Chairman
                           Of the Board
                           Vineyard Oil & Gas
                           Company

Jeffrey Buchholz(2)        Teacher,           1989          2002
53                         Ripley, NY
                           School System

Mr.Concilla beneficially owned 307,261.25 shares of common stock of the Company as of record date, which constituted 6.0% of the shares issued.
Mr. Buchholz beneficially owned 2,375.5 shares of common stock of the Company as of the record date, which constituted .05% of the shares issued.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AFOREMENTIONED NOMINEES LISTED AS STANDING FOR ELECTION IN 1998.

     The members of the Board who are not standing for election at this year's annual meeting are set forth below.


                                                          Class and Year
                         Principal             Director   In Which Term
     Name                Occupation             Since      Will Expire
     Age

James J MacFarlane(1)   Geologist/engineer       1995         2001
36                      With MacTech Mineral
                        Management, Inc.
                        Bradford, PA

David H. Stetson(2)     Owner and President of   1998         2000
41                      Stetson Brothers
                        Hardware, Inc.
                        North East, PA

Stephen B. Millis  (3)  Vice President,          1992         2000
41                      Vineyard Oil &
                        Gas Company

W. Eric Johnson (4)     Stockbroker, Thomas      1997         2000
41                      F. White and Company
                        Inc. Erie, PA.

Charles L. Valone(5)    Owner and Operator of     1998        2001
67                      Valone Farms, in
                        North East, PA.

Mr. MacFarlane beneficially owned no share of common stock of the Company as of the date of record. Mr. David H. Stetson beneficially owned 81,487.5 shares of common stock of the Company as the record date, which constituted 1.6% of the shares issued.
Mr. Millis beneficially owned 221,650 shares of common stock of the Company as of record date, which constituted 4.3% of the shares issued.
Mr. Johnson beneficially owned 38,345.63 shares of the common stock of the Company as of record date, which constituted .75% of the shares issued.
Mr. Valone beneficially owned 142,00 shares of the common stock of the Company as of record date, which constituted 2.8% of the shares issued.

     The work experience for the last five (5) years of each of the Directors is as follows:

Jeffery L. Buchholz    Mr.Buchholz is Secretary, Treasurer and a member of
                       the Executive and Audit Committees. Mr. Buchholz holds a Bachelors Degree in Business Administration from Lambuth College, Jackson, Tennessee, and a
                       Masters Degree in Education from Georgia Southern
                       University, Statesboro, Georgia. Mr. Buchholz, a
                       Director since 1989, has been a teacher in the Ripley, New York School system since 1970.


James J. Concilla      Mr. Concilla is Board Chairman, President and a
                       member of the Executive Committee. Mr. Concilla has a Bachelors of Science Degree from Edinboro
                       University and a Masters Degree in Mathematics from the state of Pennsylvania. Mr. Concilla has been an employee, director, and officer of the Company since its organization in 1978.


W. Eric Johnson        Mr. Johnson is a member of both the Audit and Wage &
                       Bonus Committees. Mr. Johnson was elected to the Board in 1997. Mr. Johnson holds a bachelor of Science Degree from the University of Dayton. Mr.
                       Johnson has been a Investment Broker with Thomas F.
                       White and Company, Inc. since 1989.


James J. MacFarlane    Mr. MacFarlane was elected to the Board and Audit
                       Committee in June of 1993. Mr. MacFarlane is a member of the Wage Bonus and Audit Committee.
                       Mr. MacFarlane holds a Bachelor of Science Degree from the University of Pittsburgh at Bradford.
                       Mr.MacFarlane has been a Consulting
                       Geologist/Engineer with MacTech Mineral
                       Management, Inc., Bradford, Pennsylvania since 1987.


Stephen B. Millis      Mr. Millis has been Vice President of the Company
                       since November 1990 and is also a member of the Executive Committee. Mr. Millis, a 1980 graduate of
                       Gannon University, has been an employee since 1982 and a Board member since 1992.


Charles L. Valone      Mr. Valone is a member of the Wage/Bonus Committee.
                       Mr.Valone has been a director of the Company since its founding. Mr. Valone has owned and operated grape vineyards in North East, Pennsylvania since 1948. Mr. Valone was elected to the Board in 1978.

David H. Stetson       Mr. Stetson was elected to the Board in 1998 and is
                       a member of the Audit Committee. Mr. Stetson is the owner and President of Stetson Brothers Inc., a retail hardware store in North East, PA.


RESOLUTION II

RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     In accordance with the requirements of the Securities and Exchange Act Of 1934, the Board of Directors is required to select independent public accountants as auditors of the Company for 1999, subject to ratification or rejection by the shareholders.

     The firm of Gorzynski, Felix and Gloekler, P.C., served as independent public accountants for the Company for the fiscal year ended December 31, The Board of Directors desires the firm to continue in this capacity for the current fiscal year. Accordingly, a resolution will be presented at the Annual Meeting to ratify the selection of Gorzynski, Felix and Gloekler, P.C., by the Board of Directors as independent public accountants to audit the accounts and records of the Company for the fiscal year ending December 31, 1999, and to perform other appropriate services. In the event the shareholders fail to ratify the selection of Gorzynski, Felix and Gloekler, P.C., the Board of Directors would reconsider such selection.

     A representative of Gorzynski, Felix and Gloekler, P.C., will be present at the annual meeting to respond to appropriate questions and to make a statement if he or she so desires.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE AFOREMENTIONED PROPOSAL REGARDING RATIFICATION OF ACCOUNTANTS.










EXECUTIVE COMPENSATION


 Remuneration of Officers and Directors for 1997.

Name and Principal
Position                      Base Salary  Commissions   Bonus    Other
                                 (3)          (4)(5)

James J. Concilla (1)
Chairman and Chief Executive
Officer                         $75,000      $61,129      -0-    $3,000

Stephen B. Millis(2)
Vice-President                  $50,970      $88,074      -0-    $3,000

Jeffrey L. Buchholz
Secretary/Treasurer             $ 2,431        -0-        -0-      -0-

1. Mr.Concilla's base salary for 1998 was adjusted to $75,000 with no commissions as of January 1, 1998. The Commissions paid to Mr. Concilla in 1998 are related to the sale of natural gas and were earned in 19996 and 1997.
2. The Company paid Mr.Millis a base salary of $36,941 per year. Mr. Millis also earned commissions up to July 1, 1998. Retroactive to July 1, 1998, the Company changed Mr. Millis' compensation to salary only of $65,000 per year. The amount due Mr. Millis for 1998 was $78,886. The amount paid to Mr. Millis in 1998 was $97,099, which included commissions of $60,158 earned in 1996 and 1997. The unpaid amount for 1998 of $41,945 is reflected in accounts payable. Mr. Millis disputes the Company's right to change his compensation. Mr. Millis claims he has an employment contract that requires that he be paid a salary of $36,941 plus commissions. The $18,00 in dispute December 31, 1999 is not reflected in accounts payable.
3. No stock bonus or stock options were awarded to any directors, executive officers, or other employees of the Company during 1998.
4. In April 1995, the Board of Directors established life insurance plans for Mr. Concilla and Mr. Millis, and contributed annually in the amounts as shown.

Mr. Concilla and Mr. Millis are given use of the Company vehicles and the Company provides Mr. Buchholz, a part-time employee, with personal automobile labor maintenance.

No officer received any other non-cash compensation during the year ending December 31, 1998, other than health insurance, which all full-time employees of the Company are entitled to receive.


Directors

Directors are paid $150 for each meeting of the Board of Directors at which the director is present. In Addition, directors attending Wage & Bonus and / or Audit Committee meetings are also paid $150 per meeting. There is no compensation for directors attending Executive Committee meetings.


BENEFICIAL OWNERSHIP OF SHARES

     The following table sets forth the number and percentage of shares of common stock owned by (a) each person who, to the knowledge of the Company, is beneficial owner of 5% or more of the outstanding shares of common stock, (b) each of the Company's present Directors and nominees, and
(c) all of the Company's present officers and Directors as a group. This information is reported in accordance with the beneficial ownership rules of the Security and Exchange Commission under which a person is deemed to be the beneficial owner of a security if that person has or shares voting power or investment power with respect to such security or has the right to acquire such ownership within 60 days.

Names and Address              Number of Shares             Percentage of
                                                                 Class

James J. Concilla                 307,261.25                      6.0
20 Blaine Street
North East, PA  16428


Stephen B. Millis                 221,650.00                      4.3
11370 Martin Road
North East, PA  16428

Charles L. Valone                 142,000.00                      2.8
11217 Old Lake Road
North East, PA  16428

Jeffery L. Buchholz                 2,375.50                      .05
149 Orchard Beach Park
North East, PA  16428

W. Eric Johnson                    38,345.63                      .75
830 Compass Drive
Erie, PA 16505

David H. Stetson                   81,487.50                      1.6
10730 West Main Road
North East, PA 16428

All Officers and Directors        793,107.88                     15.5
as a Group   (6 individuals)

MEETINGS AND COMMITTEES OF THE BOARD

     The Board, pursuant to its powers, has designated an Executive Committee, an Audit Committee and a Wage and Bonus Committee. The Board has no Nominating Committee. The Board held 12 meetings during the year ended December 31, 1998. Each member of the Board attended at least 75% of the aggregate number of meetings of the Board and committee meetings for which he was eligible.

     The Executive Committee has the power to exercise the authority of the Board of Directors in the day-to-day management of the Company, except with regard to certain items. During the year ended December 31, 1998, this committee held 6 formal meetings and in addition, members of this committee met frequently in informal session to review Company operations. Messrs. Millis, Concilla and Buchholz are presently members of this committee.

     The Audit Committee is responsible for reviewing the audit and annual financial statements and reporting thereon to the Board of Directors and making recommendations to the Board of Directors regarding the independent auditors. The committee held three formal meetings and several informal meetings during the year ended December 31, 1998. The current members of the Audit Committee are Mr. Johnson, Mr. MacFarlane, Mr. Buchholz and Mr. Valone.

     The Wage and Bonus Committee is responsible for setting wages and Salaries to be paid to management and Directors. During the year ended December 31, 1998, this committee held seven meetings. Mr. Johnson, Mr.MacFarlane and Mr. Valone are presently members of this committee.

SHAREHOLDER PROPOSALS

     Shareholder proposals intended to be considered at the 1999 Annual Meeting of Shareholders must be received by the Secretary of the Corporation no later than February 28, 2000. Such proposals may be included in the next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange
Commission.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None.


EXPENSES OF SOLICITATION

      The Company will bear the cost of preparing and mailing this Statement with the accompanying proxy and other material. In addition to the use of the mails, officers and employees of the Company may solicit proxies personally, by telegram or by telephone for no additional compensation than their current salaries and/or fees. The Company will, upon request, reimburse banks, brokerage houses, and other institutions, nominees, and fiduciaries for the reasonable expenses in forwarding proxy material to their principals.

GENERAL

     The proxy is solicited by management and confers discretionary authority to vote on other matters which may properly come before the annual meeting or any adjournments thereof, but the Board of Directors does not know of any matter to be brought before the annual meeting other than the matters referred to in the Notice of Annual Meeting of Shareholders and matters incident thereto. The persons named in the proxy solicited by management will vote all properly executed proxies. If a shareholder specifies on such proxy a choice with respect to a proposal to be acted upon, the proxy will be voted in accordance with such specifications or will abstain from voting, if "Abstain" is marked. Where no choice is specified, the proxy will be voted FOR Resolutions I and II. If any matter not set forth in the Notice of Annual Meeting of Shareholders is properly brought before the Annual Meeting, such persons will vote thereon in accordance with their best judgment. In addition to solicitation of shareholders by use of the mails, several officers and employees of the Company may, to a limited extent, solicit proxies by personal delivery of material and by telephone, telegram or mail. The presence at the annual meeting in person or by proxy (including those proxies marked "Abstain") of the holders of a majority of the outstanding shares of common stock is necessary to constitute a quorum as prescribed by the by-laws of the Company.

                                      BY ORDER OF THE BOARD OF DIRECTORS



                                      JAMES J. CONCILLA
                                      CHAIRMAN OF THE BOARD

July 22,1999
North East, Pennsylvania